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                                                                   Exhibit 10.54


                    CONVENIENCE STORE FINANCE COMPANY, LLC
                            CSFC 1999 LOAN PROGRAM


                                                                 CSFC Loan # 250


                            SECURED PROMISSORY NOTE

          This secured promissory note (this "Note") is made in connection with the Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), by and between LLO-GAS, INC., a Delaware corporation (the "Borrower"), and CONVENIENCE STORE FINANCE COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, "CSFC"). All terms used herein and not otherwise defined herein shall have the meaning accorded to such terms in the table set forth below and in the Loan Agreement. This Note is entitled to the benefits of and is secured by the pledge, liens, security, title, rights and security interests granted under the Loan Agreement, the Mortgages and the other Loan Documents, as the same may be amended, supplemented or renewed, from time to time and evidences a loan (the "Loan") made to Borrower by CSFC in accordance with the Loan Agreement.


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Date of Note:                           October 26, 1999
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Borrower:                               LLO-GAS, INC.,
                                        a Delaware corporation
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Principal Amount:                       $1,230,000.00
--------------------------------------------------------------------------------

First Payment Date:                     December 11, 1999
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Interest Rate:                          10.75% per annum
--------------------------------------------------------------------------------

Funding Date Payment:                   $5,876.67
--------------------------------------------------------------------------------

Stated Payment Amount:                  $13,907.52
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Lockout Period:                         A period commencing on the Date of Note
                                        and ending on the third anniversary of
                                        the first Payment Date
--------------------------------------------------------------------------------

Amortization Period:                    A period of 180 months commencing on the
                                        eleventh day of the month following the
                                        Date of Note (or on the Date of Note if
                                        such date is the eleventh day of a
                                        month).
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Maturity Date:                          November 11, 2014
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Defeasance Period                       A period (i) commencing on the earlier
                                        of (x) the third anniversary of the
                                        first Payment Date and (y) two years
                                        after the securitization of the Loan by
                                        CSFC, and (ii) ending on the Maturity
                                        Date
--------------------------------------------------------------------------------
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     1.  Payments of Principal.  Borrower hereby promises to pay to the order of
         ---------------------
CSFC the Principal Amount outstanding under this Note (x) in monthly installments from the date of the First Payment Date through the Maturity Date,
(y) at the option of Borrower, in full but not in part as permitted under the Defeasance Option specified in Section 4 hereof, and (z) in full either at such time as this Note is accelerated under Section 5 hereof or matures under Section 3 hereof.

     2.  Interest.  Interest will accrue and be charged on the Principal Amount
         --------
outstanding, from time to time (i) except as provided in clause (ii), at the Interest Rate, and (ii) upon and during the continuation of an Event of Default, at a rate per annum equal to the sum of (x) the Interest Rate plus (y) 500 basis points ("Default Rate"). Borrower promises to pay interest to the order of CSFC in arrears on each Payment Date (as defined below) except as provided in Section 3.a.ii hereof. All calculations of interest shall be computed on the basis of a 360-day year and charged on the basis of actual days elapsed for any whole or partial month in which interest is being calculated ("Actual/360"). Borrower acknowledges that interest calculated on an Actual/360 basis exceeds interest which is calculated on a basis of a 360-day year consisting of 12 months of 30 days each ("30/360") and, therefore, a greater portion of each monthly installment of principal and interest will be applied to interest using the Actual/360 basis than would be the case if interest accrued on a 30/360 basis. In no event shall Borrower's interest payment obligations or the amounts of interest payable, contracted for, charged or received under or in connection with this Note exceed the limitations set forth in Section 8 hereof.

     3.  Form, Place and Timing of Payments.  Borrower agrees to make all
         ----------------------------------
payments, or cause all payments to be made, under this Note to the order of CSFC in lawful money of the United States of America and in immediately available funds, at such place or places and by such method or methods (including wire transfer or bank account debit) as CSFC shall direct.

         a.  Payment and Amortization Schedule; Maturity.
             -------------------------------------------

               i.    A "Payment and Amortization Schedule" is attached hereto as
Schedule 3.a.i. and made a part hereof, which schedule is calculated based on
--------------
amortization of the Principal Amount over the Amortization Period.

               ii. On the date of funding, Borrower's Funding Date Payment is due. The Funding Date Payment equals the amount of the interest payable for the period from the date of the funding of the Note, through and including the tenth
(10th) day of the month immediately following the month in which funding occurs (unless funding has occurred on the first day of the month in which case, said interest is payable under Section 3.a.iii hereof).

               iii.  Commencing on the First Payment Date, and on the eleventh
(11th) day of each month the reafter (each a "Payment Date"), Borrower agrees to pay the Stated Payment Amount until the earliest of the acceleration, exercise of the Defeasance Option or Maturity Date of this Note, as the case may be.

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

                 iv. The Principal Amount outstanding on the Maturity Date, together with any and all accrued and unpaid interest, charges, fees and expenses, shall be due and payable on the Maturity Date.

          b.  Timing of Payments.  Whenever a payment to be made under this Note
              ------------------
becomes due and payable on a Saturday or Sunday or on a legal holiday or a date on which banking institutions located in the State of New York are authorized or required to close, such payment shall be made on the next succeeding business day.

          c.  Late Payment Charge.  If CSFC has not received on any Payment
              -------------------
Date, on the Maturity Date, or on any other date on which any payment is due (whether due to acceleration or otherwise) the full amount due on such Payment Date, Maturity Date or other date, as the case may be, Borrower promises to pay to the order of CSFC, promptly on demand, a late payment charge in the amount equal to the product of (x) the difference between (1) the amount due on such due date and (z) the amount actually received on such due date, and (y) 0.05.

     4.   Defeasance Option. This Note, and the Obligations outstanding
          -----------------
hereunder, may not be prepaid in whole or in part. However, notwithstanding the foregoing:

          I. So long as no Event of Default shall have occurred and be continuing, at any time during the Defeasance Period, Borrower may cause the release of the Collateral and the Properties from the lien of the Loan Documents upon the satisfaction of the following conditions (such release of the lien and satisfaction of such conditions referred to herein as the "Defeasance Option"):

          (i) not less than thirty (30) days and not more than sixty (60) days prior written notice shall be given to CSFC specifying a Payment Date on which the Defeasance Collateral (as hereinafter defined) is to be delivered (such Payment Date, the "Release Date");

          (ii) all accrued and unpaid interest and all other sums then due under this Note and under the other Loan Documents up to the Release Date, including, without limitation, all costs and expenses incurred by CSFC or its agents in connection with such release (including, without limitation, the fees and expenses incurred by attorneys and accountants in connection with the review of the proposed Defeasance Collateral and the preparation of the Defeasance Loan Agreement (as hereinafter defined) and related documentation and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or otherwise required to accomplish the agreements of this Section 4(I), and all fees, costs and expenses incurred or to be incurred by Lender in the purchase of such U.S. Obligations and the assumption payments referred to herein), shall be paid in full on or prior to the Release Date; and

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          (iii)  Borrower shall deliver to CSFC on or prior to the Release Date:

          (A) an amount (in immediately available funds) equal to the remaining principal amount of this Note and the Yield Maintenance Premium (hereinafter defined), if any, sufficient to purchase direct, non-callable obligations of the United States of America (the "Defeasance Collateral") that provide for payments prior, but as close as possible, to all successive monthly Payment Dates occurring after the Release Date through the Maturity Date (and assuming the Loan is paid in full on the Maturity Date), with each such payment being equal to or greater than the amount of the corresponding installment of principal and interest required to be paid under this Note (the "Defeasance Deposit"). The Defeasance Deposit shall be used to purchase the Defeasance Collateral. Each instrument evidencing such Defeasance Collateral shall be duly endorsed by the holder thereof as directed by CSFC or accompanied by a written instrument of transfer in form and substance wholly satisfactory to CSFC (including, without limitation, such instruments as may be required by the depository institution holding such securities to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to create a first priority security interest therein in favor of CSFC in conformity with all applicable state and federal laws governing granting of such security interests;

          (B) a pledge and security agreement, in form and substance satisfactory to CSFC in its sole discretion, creating a first priority security interest in favor of CSFC in the Defeasance Deposit and the Defeasance Collateral (the "Defeasance Loan Agreement"), which Defeasance Loan Agreement shall provide, among other things, that any excess payments received by CSFC from the Defeasance Collateral over the amounts payable by Borrower hereunder shall be refunded to Borrower.

          (C) a certificate of Borrower in form and substance satisfactory to CSFC in its sole discretion certifying that all of the requirements set forth in this Section 4 have been satisfied;

          (D) an opinion of counsel for Borrower in form and substance and delivered by counsel satisfactory to CSFC in its sole discretion stating, among other things, that CFSC has a perfected first priority security interest in the Defeasance Deposit and the Defeasance Collateral purchased on behalf of Borrower and that the Defeasance Loan Agreement is enforceable against Borrower in accordance with its terms;

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          (E)  a certificate from a firm of independent public accountants acceptable to CSFC certifying that the Defeasance Collateral is sufficient to satisfy the provisions of Section A above; and


          (F) evidence in writing from each Rating Agency (as defined hereinafter) selected by CSFC to the effect that such release will not result in a re-qualification, reduction or withdrawal of any rating in effect immediately prior to such defeasance for any Securities (as hereinafter defined); and

          (G) such other certificates, documents or instruments as CSFC may reasonably request.

     II. Upon compliance with the requirements of this Section 4 and with the requirements of Section 4 of each of the other Notes, the Collateral and the Properties shall be released from the lien of the Loan Documents and the Defeasance Collateral shall constitute the only collateral which shall secure the Obligations and CSFC will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of CSFC on the Collateral and the Properties. Borrower, pursuant to the Defeasance Loan Agreement, shall authorize and direct that the payments received from Defeasance Collateral be made directly to CSFC and applied to satisfy the Obligations.

     III. Upon the release of the Collateral and the Properties and substitution of the Defeasance Collateral in accordance with this Section 4, Borrower shall, upon the direction of CSFC, assign all of its Obligations, together with the Defeasance Collateral, to a successor entity selected by CSFC. The Borrower and such successor entity shall execute an assignment and assumption agreement in form and substance satisfactory to CSFC in its sole discretion pursuant to which the successor entity shall assume the Obligations in their entirety (including, without limitation, under the Defeasance Loan Agreement). As conditions to the effectiveness of such assignment and assumption, Borrower shall (i) deliver or cause to be delivered to CSFC an opinion of counsel to Borrower (satisfactory to CSFC in its sole discretion) in form and substance satisfactory to CSFC in its sole discretion with respect to, among other things, the enforceability of the assignment and assumption agreement, the Obligations and the applicable agreements, instruments and documents (including, without limitation, the Loan Documents) against the successor entity and (ii) pay all costs and expenses incurred by CSFC, its agents and representatives in connection with the foregoing. Upon the effectiveness of the assignment and assumption, Borrower shall be relieved of all Obligations other than those specifically intended to survive the termination, satisfaction or assignment of the Obligations or the exercise by CSFC of it rights and remedies with respect to the Obligations.

     IV. Upon the release of the Collateral and Properties in accordance with this Section 4, Borrower shall have no further right to prepay this Note pursuant to the other provisions of this Section 4 or otherwise. In connection with the conditions set forth in Subsection I(A) above,

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Borrower hereby appoints CSFC as its agent and attorney-in-fact for the purpose of purchasing the Defeasance Collateral with funds provided by the Borrower. Borrower shall pay any and all expenses incurred in the purchase of the Defeasance Collateral and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note or otherwise required to accomplish the agreements of this Section 4.

     V. For purposes of this Note and the other Loan Documents, the term "Yield Maintenance Premium" shall mean the amount, if any, which, when added to the remaining principal amount of the Note, will be sufficient to purchase the Defeasance Collateral.

     5.   Acceleration; Expenses.  (a)  If an Event of Default occurs, the
          ----------------------
entire Principal Amount may be accelerated by CSFC and CSFC may pursue it remedies against Borrower and the personal and real property that secures Borrower's Obligations, including Borrower's obligation to pay the Principal Amount evidenced by this Note, from time to time and in such order as CSFC shall determine. If an Event of Default described in Section 6.1.3 of the Loan Agreement occurs, all Obligations including, without limitation, the entire Principal Amount, shall be automatically accelerated without presentment, demand, protest or notice of any kind. Upon acceleration of the Obligations, Borrower hereby agrees to pay to the order of CSFC on the date of acceleration an amount equal to (i) the full Principal Amount of this Note which remains unpaid as of such date, plus (ii) all accrued and unpaid interest thereon and all other amounts due and owing hereunder (including, without limitation, any late payment charges) and under the other Loan Documents, plus (iii) all costs of collection (including, without limitation, reasonable and actual attorneys' fees and disbursements, whether or not a suit is commenced), which amounts (and all other amounts which are due and payable by Borrower) shall be added to the Principal Amount of this Note and will bear interest at the Default Rate, plus
(iv) the Default Repayment Amount (as herein defined).

          (b) Simultaneously with each Default Repayment (as hereinafter defined) occurring prior to the Maturity Date, Borrower shall pay to CSFC an amount (the "Default Repayment Amount") equal to the greater of: (A) three (3%) percent of the principal amount of this Note being prepaid; and (B) the present value of a series of payments each equal to the Payment Differential (as hereinafter defined) and payable on each Payment Date over the remaining original term of this Note and on the Maturity Date, discounted at the Reinvestment Yield (as hereinafter defined) for the number of months remaining from the date of the Default Repayment (the "Repayment Date") to each such monthly Payment Date and the Maturity Date. The term "Reinvestment Yield" as used herein shall be equal to the lesser of (a) the (i) yield on the U.S. Treasury issue (primary issue) with the same maturity date as the Maturity Date; or (ii) if no such U.S. Treasury issue is available, then the interpolated yield on the two U.S. Treasury issues (primary issues) with maturity dates (one prior to and one following) that are closest to the Maturity Date; or (b) the (i) yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the Obligations, or (ii) if no such U.S. Treasury issue is available, then the interpolated yield on the two U.S. Treasury issues (primary issues) with terms (one prior to and one following) that are closest to the remaining average life of the Obligations, with each such yield being based on the bid price for such issue as published in The Wall Street Journal on the date that is 14 days prior to the Repayment Date (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. The term "Payment Differential" as used herein shall be equal to (x) the Interest Rate minus the Reinvestment Yield, divided by (y) 12 and multiplied by
(z) the principal sum being repaid on such Repayment Date after application of the Monthly Payment (if any) due on the date of the Default Repayment, provided that the Payment Differential shall in no event be less than zero. In no event, however, shall CSFC be required to reinvest any repayment proceeds in U.S. Treasury obligations or otherwise.

     For purposes of this Note, the term "Default Repayment" shall mean a repayment of all or any portion of the principal amount of this Note made during the continuance of any Event of Default or after an acceleration of the Maturity Date under any circumstances, including, without limitation, a repayment occurring in connection with reinstatement of the Mortgage provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.

     6.   WAIVERS AND SPECIAL AGREEMENTS:  BORROWER HEREBY MAKES AND
          ------------------------------
ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS AND SPECIAL AGREEMENTS ("WAIVERS") SET FORTH IN THIS NOTE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT BORROWER UNDERSTANDS THE RIGHTS BEING WAIVED AND THAT THE WAIVERS ARE A MATERIAL INDUCEMENT TO CSFC TO MAKE THE LOAN TO BORROWER; THAT THE TERMS OF THE LOAN ARE FAVORABLE TO BORROWER AND THAT CSFC WOULD NOT HAVE MADE THE LOAN ON SUCH TERMS WITHOUT SUCH WAIVERS. Borrower and any and all obligors, sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon jointly and severally ("Obligors"): (i) acknowledge that the transaction of which this Note is a part is part of a commercial transaction; (ii) waive any and all (from time to time)
(a) rights to notice and hearing under any state or federal law with respect to any prejudgment remedy which the CSFC may desire to use, from time to time, and
(b) grace, diligence, demand, presentment for payment, protest, notice of any kind (including notice to sureties, disclosure of facts which materially increase risks, notice of protest, acceptance, liability suit, demand, or action, dishonor, payment or nonpayment, protest, intention to accelerate or acceleration, extension or renewal), surety defenses of any kind (including defenses relating to impairment of recourse, release or modification of underlying obligation, extension of time, impairment of collateral, nondisclosure), rights of appraisal of security or collateral for any obligation or guaranteed obligation and diligence in collecting and bringing suit against any party; (iii) agree (a) to all extensions of any obligation or guaranteed obligations (including rescheduling and recalculation of amortization), in whole or in part, from time to time, or any partial payments, with or without notice, before or after maturity, (b) to any one or more substitutions, exchanges or releases of any or all security, now or hereafter given for any obligation, (c) to any and all releases, from time to time, of any and all parties primarily, secondarily or otherwise liable for any obligation or guaranteed obligation, (d) that it is not (and at no time will be) necessary for CSFC, or any other holder, transferee, obligee or beneficiary of any note or obligation or guaranteed obligation (or any interest therein) (collectively, "Obligee"), in order to enforce such note or obligation, to first institute or exhaust such Person's remedies against any borrower or other Person or against any collateral or other security for such note or obligation, and (e) any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by CSFC or any other Obligee of any obligation or guaranteed obligation of any rights or remedies (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof) in that or any other instance, and any single exercise of any such Person's right or remedies in any one or more instances shall not preclude full exercise in any other instance; and (iv) waives and agrees not to assert any right of set off and any claim (as defined in U.S.C. Section 101), including, without limitation, any claim of subrogation, reimbursement, exoneration, contribution or indemnification that Borrower or any other Obligor may now or hereafter have against Borrower or any other Obligor or any security held by or available to CSFC or any other Obligee.

     7.   WAIVER OF TRIAL BY JURY AND APPRAISAL RIGHT.  BORROWER HEREBY
          -------------------------------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND CSFC BY ITS ACCEPTANCE OF THE NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE. BORROWER HEREBY FURTHER WAIVES ANY AND ALL RIGHTS BORROWER MAY NOW OR HEREAFTER HAVE TO AN APPRAISAL OF ANY SECURITY OR COLLATERAL FOR BORROWER'S OBLIGATIONS HEREUNDER.

     8.   LIMITATION ON INTEREST.  NOTWITHSTANDING ANY OTHER PROVISION HEREOF,
          ----------------------
IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGES) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. If from any circumstance whatsoever fulfillment of any provision hereof or of such other Loan Documents or other documents or obligations at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then, ipso facto, the
                                                            ---- -----
obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance CSFC shall ever receive an amount deemed interest by applicable law which shall exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the Principal Amount owing hereunder or on account of any other principal indebtedness of the Borrower to CSFC, and not to payment of interest or if such excessive interest exceeds the unpaid balance of the Principal Amount and such other indebtedness, or if CSFC is prohibited by applicable law from applying such excessive interest to the reduction of the Principal Amount or on account of any other indebtedness, the excess shall be refunded to Borrower. All sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the indebtedness of the Borrower to CSFC shall, to the extent permitted by applicable law, be amortized prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform though the term hereof. The terms and provisions of this Section shall control and supersede every other provision of all agreements between the Borrower and CSFC and all obligations of Borrower to CSFC.

     9.   Application; Calculations of Amounts Due.  Timely payments of the
          ----------------------------------------
Stated Payment Amount shall be applied first to accrued and unpaid interest, then to the outstanding Principal Amount. All calculations and applications of amounts due on any date, whether by acceleration or otherwise, will be made by CSFC (or its agent or representative) and Borrower agrees that all such calculations and applications will be conclusive and binding absent manifest error.

     10.  Sale or Participation of Loan. CSFC and any successor may, at any
          -----------------------------
time, sell, transfer, or assign this Note, the Loan Agreement, the Mortgages, and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). CSFC may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency (a "Rating Agency") rating such Securities (all of the foregoing entities collectively referred to as an "Investor") and each prospective Investor, all documents, financial and other information which CSFC now has or may hereafter acquire relating to (a) the Loan; (b) the Business and the Properties and their operation (including, without limitation, copies of all leases, subleases or any other agreements concerning the operation, use and occupancy of the Business and the Properties); and/or (c) any party connected with the Loan (including, without limitation, Borrower, any partner or member of Borrower, any constituent partner or member of Borrower, and any guarantor). In connection with such Securities, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each Investor, and Borrower shall, within fifteen
(15) days after request by CSFC, deliver an estoppel certificate verifying for the benefit of CSFC and any other party designated by CSFC the status and the terms and provisions of the Loan in form and substance acceptable to CSFC, and enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to facilitate the Securities without impairing Borrower's rights or increasing Borrower's obligations. The representations, warranties, obligations, covenants, and indemnity obligations of Borrower under the Loan Documents shall also benefit and apply with respect to any purchaser, transferee, assignee, participant, servicer or investor.

     11.  Miscellaneous. This Note and the rights and obligations under this
          -------------
Note are not assignable or delegable, directly or indirectly, in whole or in part, by Borrower, except as provided in the Mortgage. This Note shall be binding upon Borrower, its successors and, without limiting the preceding sentence, assigns. For all payments to be made and obligations to be performed under this Note, Borrower agrees to perform strictly in accordance with the terms of this Note and time is of the essence. Whenever possible, this Note and each provision hereof, shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance. All rights and remedies provided in this Note, the Loan Agreement, the Mortgages, and any other Loan Document or any law shall be available to CSFC and shall be cumulative. THIS NOTE CONTAINS WAIVERS OF VARIOUS RIGHTS AND DEFENSES, INCLUDING (WITHOUT LIMITATION) WAIVERS OF RIGHTS OF JURY TRIAL AND APPRAISAL AS SET FORTH IN SECTION 7 HEREOF. THIS DOCUMENT IS EXECUTED UNDER SEAL AND INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

     12.  Governing Law.  This Note was accepted by CSFC in the state of New
          -------------
York and the proceeds of this Note were disbursed from the state of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, including, without limiting the generality of the foregoing, matters of constructions, validity, enforceability and performance, this Note, the Loan Agreement, the Mortgages and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in such state and any applicable law of the United States of America, except that at all times the provisions for the enforcement of CSFC's rights to foreclose granted under the Mortgages securing this Note and the creation, perfection and enforcement of the security interests created pursuant thereto and pursuant to the other Loan Documents shall be governed by and construed according to the law of the state where each applicable Property is located. Except as provided in the immediately preceding sentences, Borrower hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than New York governs the Mortgages, this Note, the Loan Agreement and the other Loan Documents.

     13.  Consent to Jurisdiction.  Borrower irrevocably submits to the
          -----------------------
jurisdiction of: (a) any state or federal court sitting in the State of New York over any suit, action, or proceeding arising out of or relating to this Note or the Loan evidenced hereby; and (b) any state court sitting in the county of the state where the applicable Property is located over any suit, action, or proceeding, brought by CSFC to exercise its rights to foreclose under the Mortgages or any action brought by CSFC to enforce its rights with respect to the Collateral. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered on the first date set forth above.


                         BORROWER:


                         LLO-GAS, INC.,
                         a Delaware corporation


                         By:     /s/ John Castellucci
                             ---------------------------
                              Name:  John D. Castellucci
                              Title: President

                         Address:  23805 Stuart Ranch Road, Suite 265
                                   Malibu, CA 90265

                                ACKNOWLEDGMENT


STATE OF CALIFORNIA      )
                         :ss.:
COUNTY OF Los Angeles    )


     On October 25, 1999, before me, Notary Public, personally appeared
John Delellis Castellucci, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     Witness my hand and official seal.


                                             /s/ Esmeralda A. Castellanos
                                             ---------------------------------
                                             Notary Public

Notarial Seal

                                             My Commission Expires:

                                             6-19-2000
                                             ---------------------------------

                                SCHEDULE 3.a.i

                            SECURED PROMISSORY NOTE

                                      OF

                                 LLO-GAS, INC.

                           PAYMENT AND AMORTIZATION

DEAL NAME           LLO-Gas, Inc.  Spread           450          Rate Lock           10/25/1999
Loan Number         250            15yr Tsy         6.250%       Actual/360          Y
Unit Number         5045           Rate             10.750%
Loan Amount         $1,230,000     Daily interest   0.02986111%  Annual Debt Svc     $  155,890.22
                                   Term (yrs)       15.00
Amortization Schedule              Avg Lf (yrs)     9.49

          Payment       Monthly      Beg. Period                                 Total       Ending Period
Period     Date         Debt Svc     Loan Amount     Interest     Principal     Payment       Loan Amount
------     ----         --------     -----------     --------     ---------     -------       -----------
Stub Interest Period (10/26/99 - 11/10/99)            5,876.67

0         11/11/99                                                                           1,230,000.00
1         12/11/99      13.907.52    1,230,000.00    11,018.75     2,888.77      13.907.52   1,227,111.23
2         01/11/00      13.907.52    1,227,111.23    11,359.30     2,548.22      13.907.52   1,224,563.01
3         02/11/00      13.907.52    1,224,563.01    11,335.71     2,571.81      13.907.52   1,221,991.20
4         03/11/00      13.907.52    1,221,991.20    10,582.10     8,325.42      13.907.52   1,218,665.79
5         04/11/00      13.907.52    1,218,665.79    11,281.12     2,626.40      13.907.52   1,216,039.39
6         05/11/00      13.907.52    1,216,039.39    10,893.69     3,013.83      13.907.52   1,213,025.55
7         06/11/00      13.907.52    1,213,025.55    11,228.91     2,678.81      13.907.52   1,210,348.94
8         07/11/00      13.907.52    1,210,348.94    10,842.69     3,084.83      13.907.52   1,207,282.12
9         08/11/00      13.907.52    1,207,282.12    11,175.74     2,731.78      13.907.52   1,204,550.34
10        09/11/00      13.907.52    1,204,550.34    11,150.46     2,757.05      13.907.52   1,201,793.27
11        10/11/00      13.907.52    1,201,793.27    10,766.06     3,141.48      13.907.52   1,198,851.82
12        11/11/00      13.907.52    1,198,851.82    11,095.85     2,811.87      13.907.52   1,195,840.15
13        12/11/00      13.907.52    1,195,840.15    10,712.79     3,194.79      13.907.52   1,192,645.37
14        01/11/01      13.907.52    1,192,645.37    11,040.25     2,887.27      13.907.52   1,189,778.10
15        02/11/01      13.907.52    1,189,778.10    11,013.71     2,893.81      13.907.52   1,186,884.29
16        03/11/01      13.907.52    1,186,884.29     9,823.67     3,983.85      13.907.52   1,182,900.44
17        04/11/01      13.907.52    1,182,900.44    10,950.04     2,957.48      13.907.52   1,179,942.96
18        05/11/01      13.907.52    1,179,942.96    10,570.32     3,337.20      13.907.52   1,176,605.77
19        06/11/01      13.907.52    1,176,605.77    10,891.77     3,015.79      13.907.52   1,173,590.02
20        07/11/01      13.907.52    1,173,590.02    10,513.41     3,394.11      13.907.52   1,170,195.91
21        08/11/01      13.907.52    1,170,195.91    10,832.44     3,075.08      13.907.52   1,167,120.83
22        09/11/01      13.907.52    1,167,120.83    10,803.97     3,103.55      13.907.52   1,164,017.28
23        10/11/01      13.907.52    1,164,017.28    10,427.65     3,479.87      13.907.52   1,160,537.42
24        11/11/01      13.907.52    1,160,537.42    10,743.03     3,164.49      13.907.52   1,157,372.93
25        12/11/01      13.907.52    1,157,372.93    10,368.13     3,539.39      13.907.52   1,153,833.54
26        01/11/02      13.907.52    1,153,833.54    10,680.97     3,226.55      13.907.52   1,150,806.99
27        02/11/02      13.907.52    1,150,806.99    10,851.11     3,258.41      13.907.52   1,147,350.58
28        03/11/02      13.907.52    1,147,350.58     9,593.13     4,314.39      13.907.52   1,143,036.18
29        04/11/02      13.907.52    1,143,036.18    10,581.02     3,326.50      13.907.52   1,139,709.69
30        05/11/02      13.907.52    1,139,709.69    10,209.90     3,697.62      13.907.52   1,136,012.07
31        06/11/02      13.907.52    1,136,012.07    10,518.00     3,391.52      13.907.52   1,132,620.55
32        07/11/02      13.907.52    1,132,620.55    10,148.39     3,761.13      13.907.52   1,128,859.42
33        08/11/02      13.907.52    1,128,859.42    10,449.79     3,457.73      13.907.52   1,125,401.69
34        09/11/02      13.907.52    1,125,401.69    10,417.78     3,489.74      13.907.52   1,121,911.95
35        10/11/02      13.907.52    1,121,911.95    10,050.46     3,857.06      13.907.52   1,118,054.89
36        11/11/02      13.907.52    1,118,054.89    10,349.77     3,557.75      13.907.52   1,114,497.14
37        12/11/02      13.907.52    1,114,497.14     9,984.04     3,923.48      13.907.52   1,110,573.66
38        01/11/03      13.907.52    1,110,573.66    10,280.52     3,627.00      13.907.52   1,106,946.66
39        02/11/03      13.907.52    1,106,946.66    10,246.94     3,660.58      13.907.52   1,103,286.08
40        03/11/03      13.907.52    1,103,286.08     9,224.70     4,682.82      13.907.52   1,098,603.28
41        04/11/03      13.907.52    1,098,603.28    10,169.71     3,737.81      13.907.52   1,094,565.45
42        05/11/03      13.907.52    1,094,565.45     9,808.17     4,099.35      13.907.52   1,090,766.10
43        06/11/03      13.907.52    1,090,766.10    10,097.15     3,810.36      13.907.52   1,086,955.74
44        07/11/03      13.907.52    1,086,955.74     9,737.31     4,170.21      13.907.52   1,082,785.53

                                  Unit #5045

          Payment       Monthly      Beg. Period                                   Total     Ending Period
Period     Date         Debt Svc     Loan Amount     Interest     Principal       Payment     Loan Amount
------     ----         --------     -----------     --------     ---------       -------     -----------
45        08/11/03      13.907.52    1,082,785.53    10,023.29     3,884.23      13.907.52   1,078,901.30
46        09/11/03      13.907.52    1,078,901.30     9,987.33     3,920.19      13.907.52   1,074,981.11
47        10/11/03      13.907.52    1,074,981.11     9,630.04     4,227.48      13.907.52   1,070,703.62
48        11/11/03      13.907.52    1,070,703.62     9,911.44     3,996.08      13.907.52   1,055,707.55
49        12/11/03      13.907.52    1,055,707.55     9,555.92     4,351.80      13.907.52   1,062,355.95
50        01/11/04      13.907.52    1,062,355.95     9,534.17     4,073.35      13.907.52   1,058,282.60
51        02/11/04      13.907.52    1,058,282.60     9,796.46     4,111.06      13.907.52   1,054,171.54
52        03/11/04      13.907.52    1,054,171.54     9,128.83     4,778.69      13.907.52   1,048,392.86
53        04/11/04      13.907.52    1,048,392.86     9,714.17     4,183.35      13.907.52   1,045,199.51
54        05/11/04      13.907.52    1,045,199.51     9,363.25     4,554.27      13.907.52   1,040,855.23
55        06/11/04      13.907.52    1,040,855.23     9,633.20     4,274.23      13.907.52   1,036,381.00
56        07/11/04      13.907.52    1,036,381.00     9,284.25     4,623.27      13.907.52   1,031,757.73
57        08/11/04      13.907.52    1,031,757.73     9,550.92     4,356.60      13.907.52   1,027,401.13
58        09/11/04      13.907.52    1,027,401.13     9,510.80     4,396.92      13.907.52   1,023,004.21
59        10/11/04      13.907.52    1,023,004.21     9,164.41     4,743.11      13.907.52   1,019,261.10
60        11/11/04      13.907.52    1,019,261.10     8,425.99     4,481.53      13.907.52   1,013,779.57
61        12/11/04      13.907.52    1,013,779.57     9,081.78     4,825.74      13.907.52   1,008,853.82
62        01/11/05      13.907.52    1,008,853.82     9,339.83     4,587.69      13.907.52   1,004,386.13
63        02/11/05      13.907.52    1,004,386.13     9,297.55     4,609.97      13.907.52     999,776.16
64        03/11/05      13.907.52      999,776.16     8,359.24     5,548.28      13.907.52     994,227.88
65        04/11/05      13.907.52      994,227.88     9,203.51     4,704.01      13.907.52     989,523.87
66        05/11/05      13.907.52      989,523.87     5,854.48     5,043.04      13.907.52     984,480.83
67        06/11/05      13.907.52      984,480.83     9,113.28     4,794.24      13.907.52     979,888.80
68        07/11/05      13.907.52      979,888.80     8,776.36     5,131.16      13.907.52     974,555.44
69        08/11/05      13.907.52      974,555.44     9,021.41     4,888.11      13.907.52     969,669.32
70        09/11/05      13.907.52      969,669.32     8,976.18     4,931.34      13.907.52     964,737.98
71        10/11/05      13.907.52      964,737.98     8,642.44     5,265.08      13.907.52     859,472.90
72        11/11/05      13.907.52      859,472.90     8,881.79     5,025.73      13.907.52     954,447.17
73        12/11/05      13.907.52      954,447.17     8,550.26     5,357.26      13.907.52     949,089.91
74        01/11/06      13.907.52      949,089.91     8,785.87     5,121.85      13.907.52     943,058.06
75        02/11/06      13.907.52      943,058.06     8,738.26     5,169.26      13.907.52     838,798.80
76        03/11/06      13.907.52      838,798.80     7,849.40     6,058.12      13.907.52     932,740.68
77        04/11/06      13.907.52      932,740.68     8,634.33     5,273.19      13.907.52     927,467.49
78        05/11/06      13.907.52      927,467.49     8,308.58     5,598.96      13.907.52     921,868.53
79        06/11/06      13.907.52      921,868.53     8,533.69     5,373.83      13.907.52     916,494.70
80        07/11/06      13.907.52      916,494.70     8,210.26     5,697.26      13.907.52     910,797.44
81        08/11/06      13.907.52      910,797.44     8,431.20     5,476.32      13.907.52     905,321.12
82        09/11/06      13.907.52      905,321.12     8,380.51     5,527.01      13.907.52     899,794.11
83        10/11/06      13.907.52      899,794.11     8,060.66     5,848.86      13.907.52     893,947.25
84        11/11/06      13.907.52      893,947.25     8,275.22     5,632.30      13.907.52     888,314.95
85        12/11/06      13.907.52      888,314.95     7,957.82     5,949.70      13.907.52     882,365.25
86        01/11/07      13.907.52      882,365.25     8,168.01     5,739.51      13.907.52     876,625.73
87        02/11/07      13.907.52      876,625.73     8,114.88     5,792.84      13.907.52     870,833.09
88        03/11/07      13.907.52      870,833.09     7,281.13     6,626.39      13.907.52     864,206.70
89        04/11/07      13.907.52      864,206.70     7,999.91     5,907.61      13.907.52     858,299.09
90        05/11/07      13.907.52      858,299.09     7,688.83     6,218.59      13.907.52     852,080.50
91        06/11/07      13.907.52      852,080.50     7,887.66     6,019.86      13.907.52     848,060.65
92        07/11/07      13.907.52      848,060.65     7,578.29     5,328.23      13.907.52     839,732.42
93        08/11/07      13.907.52      839,732.42     7,773.36     6,134.16      13.907.52     833,598.25
94        09/11/07      13.907.52      833,598.25     7,716.57     6,190.85      13.907.52     827,407.31
95        10/11/07      13.907.52      827,407.31     7,412.19     6,495.33      13.907.52     820,911.96
96        11/11/07      13.907.52      820,911.96     7,599.14     6,308.38      13.907.52     814,603.59
97        12/11/07      13.907.52      814,603.59     7,297.49     6,610.03      13.907.52     807,993.57
98        01/11/08      13.907.52      807,993.57     7,479.55     6,427.97      13.907.52     801,565.60
99        02/11/08      13.907.52      801,565.60     7,420.05     6,487.47      13.907.52     795,078.12
100       03/11/08      13.907.52      795,078.12     6,885.18     7,022.36      13.907.52     788,055.78
101       04/11/08      13.907.52      788,055.78     7,294.99     6,612.53      13.907.52     781,443.23

                                   Unit #5045

          Payment       Monthly       Beg. Period                                  Total     Ending Period
Period     Date         Debt Svc      Loan Amount     Interest     Principal      Payment     Loan Amount
------     ----         --------      -----------     --------     ---------      -------     -----------
102       05/11/08      13.907.52      781,443.23     7,000.43     6,907.09      13.907.52     774,538.14
103       06/11/08      13.907.52      774,538.14     7,169.84     6,737.66      13.907.52     767,796.46
104       07/11/08      13.907.52      767,796.46     6,878.19     7,028.33      13.907.52     760,769.13
105       08/11/08      13.907.52      760,769.13     7,042.40     6,865.12      13.907.52     753,904.01
106       09/11/08      13.907.52      753,904.01     6,978.85     6,928.67      13.907.52     748,975.34
107       10/11/08      13.907.52      748,975.34     6,691.65     6,691.65      13.907.52     738,759.47
108       11/11/08      13.907.52      738,759.47     6,847.91     6,847.91      13.907.52     732,699.86
109       12/11/08      13.907.52      732,699.86     6,563.77     6,563.77      13.907.52     725,356.11
110       01/11/09      13.907.52      725,356.11     6,714.58     7,192.94      13.907.52     718,183.17
111       02/11/09      13.907.52      718,183.17     6,648.00     7,259.52      13.907.52     710,903.65
112       03/11/09      13.907.52      710,903.65     5,943.94     7,963.58      13.907.52     702,940.07
113       04/11/09      13.907.52      702,940.07     6,507.08     7,400.44      13.907.52     695,539.63
114       05/11/09      13.907.52      695,539.63     6,230.88     7,676.64      13.907.52     687,882.99
115       06/11/09      13.907.52      687,882.99     6,367.51     7,540.01      13.907.52     680,322.98
116       07/11/09      13.907.52      680,322.98     6,094.58     7,812.96      13.907.52     672,510.02
117       08/11/09      13.907.52      672,510.02     6,225.39     7,882.13      13.907.52     664,827.88
118       09/11/09      13.907.52      664,827.88     6,154.27     7,753.25      13.907.52     857,074.64
119       10/11/09      13.907.52      857,074.64     5,886.29     8,021.23      13.907.52     649,053.41
120       11/11/09      13.907.52      649,053.41     6,008.25     7,899.27      13.907.52     641,154.14
121       12/11/09      13.907.52      641,154.14     5,743.67     8,163.85      13.907.52     632,990.30
122       01/11/10      13.907.52      632,990.30     5,859.58     8,047.96      13.907.52     624,942.38
123       02/11/10      13.907.52      624,942.38     5,785.06     8,122.46      13.907.52     616,819.87
124       03/11/10      13.907.52      616,819.87     5,157.30     8,750.22      13.907.52     608,069.85
125       04/11/10      13.907.52      608,069.85     5,628.87     8,278.85      13.907.52     599,791.00
126       05/11/10      13.907.52      599,791.00     5,373.13     8,534.30      13.907.52     591,258.60
127       06/11/10      13.907.52      591,258.60     5,473.23     8,434.29      13.907.52     582,822.31
128       07/11/10      13.907.52      582,822.31     5,221.12     8,686.40      13.907.52     574,135.81
129       08/11/10      13.907.52      574,135.81     5,314.74     8,592.78      13.907.52     585,543.13
130       09/11/10      13.907.52      585,543.13     5,235.20     8,872.32      13.907.52     556,670.81
131       10/11/10      13.907.52      556,670.81     4,988.63     8,918.89      13.907.52     547,951.83
132       11/11/10      13.907.52      547,951.83     5,072.36     8,635.16      13.907.52     539,116.77
133       12/11/10      13.907.52      539,116.77     4,829.59     9,077.83      13.907.52     530,038.84
134       01/11/11      13.907.52      530,038.84     4,906.54     9,000.98      13.907.52     521,037.86
135       02/11/11      13.907.52      521,037.86     4,823.22     9,084.30      13.907.52     511,953.58
136       03/11/11      13.907.52      511,953.58     4,280.50     9,627.02      13.907.52     502,326.54
137       04/11/11      13.907.52      502,326.54     4,650.01     8,257.51      13.907.52     493,069.03
138       05/11/11      13.907.52      493,069.03     4,417.08     9,490.44      13.907.52     483,578.58
139       06/11/11      13.907.52      483,578.58     4,476.48     9,431.08      13.907.52     474,147.52
140       07/11/11      13.907.52      474,147.52     4,247.57     9,659.85      13.907.52     484,487,57
141       08/11/11      13.907.52      484,487,57     4,299.74     9,607.78      13.907.52     454,879.79
142       09/11/11      13.907.52      454,879.79     4,210.80     9,696.72      13.907.52     445,183.07
143       10/11/11      13.907.52      445,183.07     3,988.10     9,919.42      13.907.52     435,263.64
144       11/11/11      13.907.52      435,263.64     4,029.21     9,878.31      13.907.52     425,385.34
145       12/11/11      13.907.52      425,385.34     3,810.74    10,096.78      13.907.52     415,288.56
146       01/11/12      13.907.52      415,288.56     3,844.30    10,063.22      13.907.52     405,225.34
147       02/11/12      13.907.52      405,225.34     3,751.15    10,158.37      13.907.52     395,068.97
148       03/11/12      13.907.52      395,068.97     3,421.19    10,486.33      13.907.52     384,582.64
149       04/11/12      13.907.52      384,582.64     3,560.06    10,347.45      13.907.52     374,235.18
150       05/11/12      13.907.52      374,235.18     3,352.52    10,555.00      13.907.52     363,680.18
151       06/11/12      13.907.52      363,680.18     3,366.57    10,540.95      13.907.52     353,139.23
152       07/11/12      13.907.52      353,139.23     3,163.54    10,743.98      13.907.52     342,395.25
153       08/11/12      13.907.52      342,395.25     3,169.53    10,737.99      13.907.52     331,657.28
154       09/11/12      13.907.52      331,657.28     3,070.13    10,837.39      13.907.52     320,819.88
155       10/11/12      13.907.52      320,819.88     2,874.01    11,033.51      13.907.52     309,766.37
156       11/12/11      13.907.52      309,766.37     2,867.68    11,039.84      13.907.52     285,745.52
157       12/11/12      13.907.52      285,745.52     2,676.27    11,231.25      13.907.52     287,515.27
158       01/11/13      13.907.52      287,515.27     2,661.51    11,248.01      13.907.52     276,269.27

                                  Unit #5045

          Payment       Monthly       Beg. Period                                  Total     Ending Period
Period     Date         Debt Svc      Loan Amount     Interest    Principal       Payment     Loan Amount
------     ----         --------      -----------     --------    ---------       -------     -----------
159       02/11/13      13.907.52      276,269.27     2,557.41    11,250.11      13.907.52     264,919.15
160       03/11/13      13.907.52      264,919.15     2,215.02    11,692.50      13.907.52     253,226.65
161       04/11/13      13.907.52      253,226.65     2,344.11    11,563.41      13.907.52     241,663.24
162       05/11/13      13.907.52      241,663.24     2,164.90    11,742.62      13.907.52     229,920.62
163       06/11/13      13.907.52      229,920.62     2,128.36    11,779.18      13.907.52     218,441.45
164       07/11/13      13.907.52      218,441.45     1,954.18    11,953.34      13.907.52     206,186.12
165       08/11/13      13.907.52      206,186.12     1,908.67    11,998.85      13.907.52     194,189.28
166       09/11/13      13.907.52      194,189.28     1,797.60    12,109.92      13.907.52     182,079.36
167       10/11/13      13.907.52      182,079.36     1,631.13    12,276.39      13.907.52     169,802.95
168       11/11/13      13.907.52      169,802.95     1,571.86    12,335.66      13.907.52     157,467.30
169       12/11/13      13.907.52      157,467.30     1,410.64    12,498.88      13.907.52     144,970.42
170       01/11/14      13.907.52      144,970.42     1,341.98    12,565.54      13.907.52     132,404.89
171       02/11/14      13.907.52      132,404.89     1,225.86    12,881.86      13.907.52     119,723.03
172       03/11/14      13.907.52      119,723.03     1,001.02    12,905.50      13.907.52     106,816.53
173       04/11/14      13.907.52      106,816.53       988.79    12,918.73      13.907.52      93,897.80
174       05/11/14      13.907.52       93,897.80       841.17    13,068.35      13.907.52      80,831.45
175       06/11/14      13.907.52       80,831.45       748.25    13,159.27      13.907.52      67,672.18
176       07/11/14      13.907.52       67,672.18       606.23    13,301.29      13.907.52      54,370.89
177       08/11/14      13.907.52       54,370.89       503.31    13,404.21      13.907.52      40,966.68
178       09/11/14      13.907.52       40,966.68       379.23    13,528.29      13.907.52      27,438.39
179       10/11/14      13.907.52       27,438.39       245.80    13,681.72      13.907.52      13,778.67
180       11/11/14      13.907.52       13,778.67       127.53    13,779.99      13.907.52           0.00

                                   Unit #5045